SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) Not applicable (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2021, Michael White notified CKX Lands, Inc. (the “Registrant”) that he would retire from his position as a member of the Registrant’s board of directors, effective immediately. Mr. White’s decision to retire was not the result of any disagreement with the Registrant’s operations, policies or practices.

On August 5, 2021, the Registrant’s board of directors appointed Lane T. LaMure to succeed Mr. White. Mr. LaMure will serve for the remainder of Mr. White’s one-year term, which will expire at the annual meeting of the Registrant’s shareholders in 2022.

There are no understandings or arrangements between Mr. LaMure and any other person pursuant to which Mr. LaMure was elected as a director. There are no relationships between Mr. LaMure and the Registrant that would require disclosure pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, Mr. LaMure will receive director fees for meetings of the Board of Directors and applicable committees as set by the Registrant from time to time.

The Registrant’s Board of Directors expects to appoint Mr. LaMure to one or more committees of the board of directors at a later date. The Registrant will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On August 10, 2021, the Registrant issued a press release regarding the matter referenced in Item 5.02 above. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2, the information contained in this Item 7.01 and the attached Exhibit 99.1 is being “furnished” to the SEC and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of CKX Lands, Inc. dated August 10, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.
(Registrant)

Date: August 10, 2021	By:	/s/ William Gray Stream
William Gray Stream
President and Treasurer